August 22, 2016

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Select Managers Long/Short Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

Pine River Capital Management L.P. (Pine River).  James Clark and Aaron Zimmerman have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River since July 2015.  Mr. Clark is a Partner, Co-Chief Investment Officer and a Portfolio Manager at Pine River.  Mr. Zimmerman is a Portfolio Manager at Pine River.

The following information supersedes and replaces any contrary information contained in "Fund Details –Management" in the statutory prospectus:

Pine River Capital Management L.P., located at 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305, is a registered investment adviser founded in 2002.  James Clark and Aaron Zimmerman have been the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River since July 2015. Mr. Clark is a Partner, Co-Chief Investment Officer and a Portfolio Manager at Pine River. Prior to joining Pine River in 2012, Mr. Clark was a Managing Director and Partner at Goldman Sachs Asset Management, where he was employed for more than five years.  Mr. Zimmerman is a Portfolio Manager at Pine River, which he joined in 2009.  As of December 31, 2015, Pine River had approximately $13.9 billion in assets under management.

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